UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 2, 2007

SILVERSTAR HOLDINGS, LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	0-27494	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

Clarendon House, Church Street, Hamilton, HM CX, Bermuda

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-1422

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On July 2, 2007, Silverstar Holdings, Ltd., a Bermuda corporation (the “Company”), entered into a securities purchase agreement, (the “Purchase Agreement”), with the Company and the investors named therein (the “Investors”). Pursuant to the Purchase Agreement, the Company has agreed to issue and sell up to an aggregate of 6,206,890 shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase up to 4,344,826 shares of Common Stock (the “Warrant Shares”) at an exercise price of $2.10 per share, at a price per unit of $1.45 (the “Financing”) for total gross proceeds to the Company of approximately $9.0 million (excluding the exercise of the Warrants issued or to be issued in the Financing). The Company will use the proceeds from the sale of the Shares for working capital. A copy of the form of Purchase Agreement is attached hereto as Exhibit 10.1.

        The issuance and sale of the Shares and Warrants has been structured to close in two closings. At the first closing (the “First Closing”) the Company intends to issue and sell an aggregate of 2,057,495 shares of Common Stock and Warrants to purchase up to an aggregate of 1,440,234 shares of Common Stock for total gross proceeds to the Company of approximately $3.0 million (excluding the exercise of the Warrants to be issued in connection with the First Closing), which Shares will equal 19.99% of the outstanding shares of Common Stock prior to the First Closing.

        Pursuant to the Purchase Agreement, the Company agreed to hold a Special Meeting of Shareholders as soon as possible following the First Closing, but in any event by the 90th day following the First Closing, for the purpose of obtaining approval from the shareholders of the Company (“Shareholder Approval”) of the issuance of 4,149,395 Shares and Warrants to purchase 4,344,826 shares of Common tock at an exercise price of $2.10 per share, at a price per unit of $1.45, which Shares in the aggregate will exceed 19.99% of the outstanding shares of Common Stock prior to the First Closing as required by the applicable rules and regulations of the NASDAQ Capital Market.

        If the Company receives Shareholder Approval (i) it will issue and sell the remaining 4,149,395 Shares and Warrants to purchase up to 2,904,592 shares of Common Stock at a second closing (the “Second Closing”) for total gross proceeds of approximately $6.0 million at the Second Closing (excluding the exercise of the Warrants issuable in connection with the Second Closing) and (ii) the exercise price of the Warrants to purchase 1,440,234 shares of Common Stock issued at the First Closing may be reduced below $1.83 upon the occurrence of certain antidilution events.

        The Warrants have an exercise period of five years from the six month anniversary of the date of issuance. The exercise price of the Warrants will be adjusted upon the occurrence of, among other things, the payment of a stock dividend, a stock split, the merger or sale of the Company, or reclassification of the Company’s capital. In addition, the Warrants include certain anti-dilution provisions in connection with future issuances by the Company of securities which would entitle the holder to acquire Common Stock below the then applicable exercise price. A copy of the form of Warrant is attached hereto as Exhibit 10.2. Until the Company receives Shareholder Approval for the Warrants issued at the First Closing, no adjustment to the exercise price may have the effect of reducing the exercise price of such Warrants to a price which is less than $1.83 (the closing bid price of the Common Stock on the business day immediately preceding the date of the Purchase Agreement).

        Pursuant to the Registration Rights Agreement, dated July 2, 2007, among the Company and the Investors, the Company has agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) within 30 days of the First Closing a registration statement covering the resale of all Shares and Warrant Shares (other than

Shares and Warrant Shares to be issued (or which shall be issuable) at the Second Closing if Shareholder Approval has not been obtained. The Company agreed to cause the registration statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as soon as possible but, in any event, no later than the 90th day following the First Closing.

        If all of the Shares and Warrant Shares cannot be included in the registration statement referenced above because of SEC comments or failure of the Company to obtain Shareholder Approval by the time the initial registration statement was filed with the SEC, the Company will file with the SEC by the earliest to occur of (i) the 60th day following such time as 75% of all Shares and Warrants which are included in the registration statement referenced in the immediately preceding paragraph have been sold, (ii) only if the Second Closing has taken place, the six-month anniversary of the date that the registration statement referred to in the immediately preceding paragraph was declared effective by the SEC and (iii) 20 days following such time as the Company obtains Shareholder Approval, another registration statement covering the resale of the Shares and Warrant Shares not covered by the initial registration statement.

        In the event that (i) the Company fails to file a registration statement or prior to its applicable filing date, (ii) a registration statement is not declared effective by the SEC on or prior to its required effectiveness date, or if by the trading day immediately following the applicable effective date the Company has not filed a “final” prospectus for the registration statement with the SEC under Rule 424(b), or (iii) after any registration statement is declared to be effective, the Company suspends it or it ceases to be effective as to all of the Shares and Warrant Shares for more than an aggregate of 20 trading days per year, the Company will pay to each Investor an amount in cash equal to 1% of such Investor’s purchase price on the date the failure occurs and every 30 days thereafter, until cured subject to a maximum amount of up to 10% of the aggregate purchase price paid by the Investor. A copy of the form of Registration Rights Agreement is attached hereto as Exhibit 10.3.

        In connection with the Purchase Agreement, each of the directors and officers of the Company entered into customary lock-up agreements (the “Lock-Up Agreements”). Each director of the Company, other than Messrs. Clive Kabatznik and Michael Levy agreed, subject to customary exceptions, not to sell or transfer any shares of Common Stock held by such individual from the date of the Lock-Up Agreement through the six month anniversary of the effective date of the initial registration statement filed with the SEC. Messrs. Clive Kabatznik, Michael Levy and Joseph Abrams agreed, subject to customary exceptions, not to sell or transfer any shares of Common Stock held by such individual from the date of the Lock-Up Agreement through the one year anniversary of the effective date of a registration statement resulting in all Shares and Warrant Shares being covered by an effective registration statement. Copies of the forms of Lock-Up Agreements are attached hereto as Exhibit 10.4 and 10.5.

        Pursuant to the Purchase Agreement, immediately following Shareholder Approval Messrs. Clive Kabatznik and Michael Levy will convert all of their shares of Class B common stock, par value $0.01 per share, of the Company into shares of Common Stock.

        Incorporated herein by reference are the following: the form of Purchase Agreement (Exhibit 10.1), the form of Warrant (Exhibit 10.2), the form of Registration Rights Agreements (Exhibit 10.3), and the forms of Lock-Up Agreements (Exhibit 10.4 and 10.5). The respective descriptions of the form of Purchase Agreement, form of Warrant, form of Registration Rights Agreement, and forms of Lock-Up Agreements contained herein are brief summaries only and are qualified in their entirety by the respective terms of each document incorporated herein by reference.

ITEM 3.02.   UNREGISTERED SALE OF EQUITY SECURITIES.

        The Shares, Warrants and Warrant Shares will not be registered under the Securities Act, and may not be offered or sold in the United States absent a registration statement or an applicable exemption from registration requirements. The transactions contemplated by the Purchase Agreement are exempt from the registration requirements of the Securities Act, pursuant to Section 4(2) and Regulation D of the Securities Act. This Current Report in Form 8-K shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

        The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 7.01.   OTHER EVENTS.

        On July 3, 2007, the Company issued a press release attached hereto as Exhibit 99.1 in connection with the Financing, which press release is incorporated by reference herein and furnished pursuant to Item 7.01 of Form 8-K.

        The information in this Current Report on Form 8-K under this item 7.01, including the information set forth in Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1.	Form of Securities Purchase Agreement, dated June 2, 2007, by and among the Company and the Investors named therein.

10.2.	Form of Warrant.

10.3.	Form of Registration Rights Agreement, dated June 2, 2007, by and among the Company and the Investors named therein.

10.4.	Form of Lock-Up Agreement, dated July 2, 2007.

10.5.	Form of Lock-UP Agreement, dated July 2, 2007.

99.1.	Press Release of the Company issued on July 3, 2007.

SIGNATURES

        Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2007	SILVERSTAR HOLDINGS, LTD.

By: /s/ Clive Kabatznik
Name: Clive Kabatznik
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Name

10.1.	Form of Securities Purchase Agreement, dated July 2, 2007, by and among the Company and the Investors named therein.

10.2.	Form of Warrant.

10.3.	Form of Registration Rights Agreement, dated July 2, 2007, by and among the Company and the Investors named therein.

10.4.	Form of Lock-Up Agreement, dated July 2, 2007.

10.5.	Form of Lock-UP Agreement, dated July 2, 2007.

99.1.	Press Release of the Company issued on July 3, 2007.